ADVANCED SERIES TRUST

AST Global Real Estate Portfolio
AST Value Equity Portfolio

Supplement dated September 19, 2016 to the

Currently Effective Prospectus

This supplement should be read in conjunction with your currently effective Advanced Series Trust (the Trust) prospectus (the Prospectus), and should be retained for future reference. The portfolios of the Trust discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Prospectus.

A.      AST Global Real Estate Portfolio: Benchmark Change

The Board of Trustees of the Trust (the Board) recently approved changing the benchmark of the AST Global Real Estate Portfolio Global Real Estate Portfolio). This change is expected to become effective on or about November 1, 2016.

To reflect this change, the Prospectus is hereby revised as follows, effective November 1, 2016:

I.	The following paragraph is hereby added to the “SUMMARY: AST GLOBAL REAL ESTATE PORTFOLIO – PAST PERFORMANCE” section of the Prospectus relating to the Global Real Estate Portfolio:

Note : The Portfolio no longer compares its performance to the S&P Developed BMI Property Net Index because the Manager believes that the FTSE EPRA/NAREIT Developed Real Estate Net Index provides a more appropriate basis for performance comparisons.

II.	The Index table in the “SUMMARY: AST GLOBAL REAL ESTATE PORTFOLIO – PAST PERFORMANCE” section of the Prospectus relating to the Global Real Estate Portfolio is hereby deleted and replaced with the following Index table:

Index	1 Year	5 Years	Since Inception (5/1/08)
FTSE EPRA/NAREIT Developed Real Estate Net Index (reflects no deduction for fees, expenses or taxes)	13.30%	8.71%	3.92%
S&P Developed BMI Property Index (reflects no deduction for fees, expenses or taxes)	13.29%	9.06%	4.29%

*Information is as of July 31, 2016.

III.	The following is hereby added to the “GLOSSARY: PORTFOLIO INDEXES” section of the Prospectus:

FTSE EPRA/NAREIT Developed Real Estate Net Index. The FTSE EPRA/NAREIT Developed Real Estate Net Index reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world.

B.	AST Value Equity Portfolio: New Subadvisory Arrangement

The Board recently approved replacing Herndon Capital Management, LLC (Herndon) as a subadviser to the AST Value Equity Portfolio (the Value Equity Portfolio) with T. Rowe Price Associates, Inc. (T. Rowe Price). This change is expected to become effective on or about October 17, 2016.

To reflect this change, the Prospectus is revised as follows, effective October 17, 2016:

I.	All references and information pertaining to Herndon are hereby deleted from the Prospectus.

II.	The table in the “SUMMARY: AST VALUE EQUITY PORTFOLIO - MANAGEMENT OF THE PORTFOLIO” section of the Prospectus relating to the Value Equity Portfolio is hereby revised by removing all references and information pertaining to Herndon and substituting it with the information set forth below relating to T. Rowe Price:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	T. Rowe Price Associates, Inc.*	Mark S. Finn, CFA, CPA	Portfolio Manager	October 2016
AST Investment Services, Inc.		John D. Linehan, CFA	Portfolio Manager	October 2016
		Heather K. McPherson	Portfolio Manager	October 2016

* T. Rowe Price Associates, Inc. assumed subadviser responsibilities for the assets of the Portfolio on or about October 17, 2016.

III.	The second paragraph in the section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST VALUE EQUITY PORTFOLIO – Principal Investment Policies” is hereby deleted and replaced with the following:

Principal Investment Policies:

The Portfolio invests, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in securities of large-cap companies that the portfolio manager regards as undervalued. The Portfolio defines a large-cap company as having a market capitalization that, at the time of purchase, is either (i) larger than the current median market capitalization of companies in the Russell 1000 Value Index or (ii) larger than the three year average median market capitalization of companies in the index as of December 31 of the three preceding years. The Russell 1000 Value Index is a widely used benchmark of the largest U.S. value stocks. As of December 31, 2015, the median market capitalization for the Russell 1000 Value Index was approximately $6.8 billion. As the market capitalizations of the companies in the Portfolio and the Russell index change over time, the Portfolio will not automatically sell or cease to purchase stock of a company it owns just because the company’s market capitalization falls below these levels. The Portfolio may also purchase stocks of smaller companies.

T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, T. Rowe Price generally looks for one or more of the following:

•	low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the S&P 500, the company’s peers, or its own historical norm;
•	low stock price relative to a company’s underlying asset values;
•	companies that may benefit from restructuring activity; and/or
•	a sound balance sheet and other positive financial characteristics.

In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management. While most assets will typically be invested in U.S. common stocks, the Portfolio may invest in foreign stocks in keeping with the Portfolio’s objectives. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

IV.	The section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST Value Equity Portfolio” is hereby deleted and replaced with the following:

AST Value Equity Portfolio

Mark S. Finn, Co-Chairman, CFA, CPA - Mark Finn is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is the portfolio manager of the Value Fund and chairman of its Investment Advisory Committee and co-portfolio manager of the Large-Cap Value Fund. Mark is also a vice president and Investment Advisory Committee member of the Equity Income, New Era, Capital Opportunity, and Mid-Cap Value Funds and is a vice president of the Balanced Fund. From 2005 to 2009, Mark was an equity research analyst specializing in electric power generation, utilities, and coal. Prior to this, he was an analyst in T. Rowe Price's Fixed Income Division, where he also covered utilities and power generation. From 1998 to 2001, Mark worked with the T. Rowe Price recovery strategy team, where he evaluated financially distressed companies. Mark began his career with T. Rowe Price in 1990 in the Finance Division, where he served as controller of T. Rowe Price Investment Services and as the principal accounting officer for the T. Rowe Price realty income strategies. Prior to joining the firm, he had five years of auditing experience with Price Waterhouse LLP, where he worked on engagements for both public and private companies. Mark earned a B.S. from the University of Delaware and has earned the Chartered Financial Analyst designation. He is also a certified public accountant.

John D. Linehan, Co-Chairman, CFA - John Linehan is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a large-cap value portfolio manager in the U.S. Equity Division and is the portfolio manager for the Equity Income Fund. He is also co-chair of the Investment Advisory Committee for the Institutional Large-Cap Value Strategy and a vice president and member of the Investment Advisory Committees for the Capital Appreciation, U.S. Large-Cap Core, and Value Funds. From February 2010 to June 2014, John was head of U.S. Equity and chairman of the U.S. Equity Steering Committee. He is a member of the firm's U.S. Equity Steering, Equity Brokerage and Trading Control, and Counterparty Risk Committees. John joined the firm in 1998 and has nine years of previous investment experience. Previously, he worked at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University, where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in finance. John also has earned the Chartered Financial Analyst designation.

Heather K. McPherson, Co-Chairman - Heather McPherson is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc., in the U.S. Equity Division. She is co-portfolio manager for the Institutional U.S. Large-Cap Value Equity Strategy. Heather is also an analyst covering paper and forest products. She is an executive vice president and Investment Advisory Committee member of the Mid-Cap Value Fund. Heather is also a vice president and Investment Advisory Committee member of the New Era, Value, and Global Technology Funds. She joined the firm in 2002. Heather worked as a summer intern in 2001 at Salomon Smith Barney, covering the storage area networking industry. Prior to this, she was a vice president of finance and administration for Putnam Lovell Securities, Inc. Heather holds a B.S. in managerial economics from the University of California-Davis and an M.B.A. from Duke University, The Fuqua School of Business.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSUP9